SUPPLEMENT TO THE

Fidelity Advisor Latin America Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Japan Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Overseas Fund, Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor High Income Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Municipal Income Fund

Funds of Fidelity Advisor Series II and Fidelity Advisor Series VIII

Class A, Class T, Class B, Class C, Institutional Class, and Initial Class

December 29, 1999

Revised June 16, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Special Considerations Regarding Latin America" section beginning on page 33.

The telephone services industry comprised a major segment of the Latin American market as a whole, as represented by the MSCI Emerging Markets Free - Latin America Index as of June 19, 2000. The pace of the privatization of most of Latin America's telephone services companies has been accelerating and is generally expected to ameliorate the industry's worsening infrastructure problems and substantially expand and improve services to the consumer. Following the privatization and breakup of many of Latin America's telecommunications monopolies, telephone services companies are now faced with an increasingly competitive operating environment that could substantially affect their profit margins adversely. In addition, because these companies are regulated providers of a highly visible basic service, in a sovereign stress scenario a company may not be permitted to pass on increased operating expenses or devaluation-related price increases directly and immediately to consumers. Attempts by management to undertake restructuring initiatives, such as cutting employment overhead, could also meet with strong government and union opposition. Latin America countries have periodically experienced sharp economic slowdowns, high interest rates, and spiraling inflation. In this environment, the earnings and profits of telephone services companies could be particularly vulnerable. Access to capital could be substantially restricted by the market's reaction to regional or global economic crisis. Because telephone services companies issue among Latin America's most liquid stocks, they may be among the first companies whose shares will be sold by foreign investors seeking to repatriate their overseas investments in times of regional or global crisis. Accordingly, shares of telephone services companies may be subject to a high degree of price volatility in these situations.

The following information supplements the information found in the "Trustees and Officers" section beginning on page 91.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

The following information replaces similar information found in the "Management Contracts" section beginning on page 99.

On behalf of Advisor High Yield, Advisor High Income, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Advisor Latin America ,Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. On behalf of Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity, FIIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

ACOM10B-00-02 July 1, 2000
1.734041.101

The following information replaces similar information found in the "Management Contracts" section beginning on page 99.

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

The following information replaces similar information found in the "Management Contracts" section beginning on page 99.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $500 million	0.30%
$500 million - $1 billion	0.25%
over $1 billion	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $200 million	0.30%
$200 million - $500 million	0.25%
over $500 million	0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

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